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                                                                   EXHIBIT 10.23


                             INTERCREDITOR AGREEMENT


       THIS INTERCREDITOR AGREEMENT ("Intercreditor Agreement") dated as of October 1, 1999 is by and between FOOTHILL CAPITAL CORPORATION, a California corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) for and on behalf of the financial institutions from time to time party thereto and in such capacity referred to herein as "Senior Agent" (as hereinafter further defined) and THE BANK OF NEW YORK, a New York banking corporation, in its capacity as collateral agent pursuant to the Note Indenture (as hereinafter defined) for and on behalf of the Note Trustee (as hereinafter defined) and the Noteholders (as hereinafter defined), and in such capacity referred to herein as "Note Collateral Agent" (as hereinafter further defined).


                              W I T N E S S E T H:


       WHEREAS, Anker Coal Group, Inc., a Delaware corporation ("ACG" as hereinafter further defined), has issued or is about to issue the Notes (as hereinafter defined) pursuant to the Note Indenture; and

       WHEREAS, the indebtedness, liabilities and obligations of ACG evidenced by or arising under the Notes and the Note Indenture have been guaranteed by certain subsidiaries of ACG listed on Schedule 1 hereto (collectively, the "ACG Subsidiaries" as hereinafter further defined, and together with ACG, "Debtors"), and

       WHEREAS, the indebtedness evidenced by the Notes is or will be secured by certain assets and properties of Debtors; and

       WHEREAS, Note Collateral Agent has been authorized and directed by ACG and Note Trustee to enter into this Intercreditor Agreement pursuant to the Note Indenture; and

       WHEREAS, Senior Agent and the financial institutions party to the Loan Agreement (collectively, "Lenders" as hereinafter further defined) have entered into financing arrangements with certain ACG Subsidiaries pursuant to which Lenders (and Senior Agent on behalf of Lenders) have made and will continue, on certain terms and conditions, to make loans and provide other financial accommodations to such ACG Subsidiaries; and

       WHEREAS, the indebtedness, liabilities and obligations of such ACG Subsidiaries under the Loan Agreement have been guaranteed by Debtors that are not borrowers under the Loan Agreement; and


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       WHEREAS, the indebtedness of Debtors under the Loan Agreement and the instruments, documents and agreements executed and delivered in connection therewith is secured by substantially all of the assets and properties of Debtors; and


       WHEREAS, Senior Agent and Note Collateral Agent desire to enter into this Intercreditor Agreement to (i) confirm the relative priority of the security interests of Senior Agent and Lenders and Note Collateral Agent and Note Trustee on behalf of the Noteholders in the assets and properties of Debtors and (ii) provide for the orderly sharing among them, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof,

       NOW THEREFORE, in consideration of the mutual benefits accruing to Senior Agent and Lenders and Note Collateral Agent, Note Trustee and the Noteholders hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:


1. DEFINITIONS

       As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

       1.1 "Accounts" shall mean all currently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Debtors arising out of the sale or lease of goods or the rendition of services by Debtors, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security thereof.

       1.2 "ACG" shall mean Anker Coal Group, Inc., a Delaware corporation, and its successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

       1.3 "ACG Subsidiaries" shall mean, collectively, the subsidiaries of ACG listed on Schedule 1 hereto, and their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

       1.4 "Affiliate" shall mean, as applied to any Person, any other Person who directly or indirectly controls, is controlled by, is under common control with or is a director or officer of such Person. For purposes of this definition "control" means the possession, directly or indirectly, of the right to vote ten (10%) percent or more of the securities having ordinary voting power for the election of directors or other direct or indirect power to direct the management and policies of a Person; provided that no Noteholders shall be deemed to be an Affiliate of ACG or any of its

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subsidiaries solely by reason of its ownership of Warrants held or which may be held by any Noteholder.

       1.5 "Agents" shall mean, collectively, the Senior Agent and the Note Collateral Agent, as agents, and their respective successors and assigns in such capacity, being sometimes referred to herein individually as an "Agent".

       1.6 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Operative Note Agreements.

       1.7 "Books" shall mean all of Debtors' books and records including: ledgers, records indicating, summarizing, or evidencing Debtors' properties or assets (including the Collateral) or liabilities; all information relating to Debtors' business operations or financial condition; and all computer programs, disk or tape files, printouts, runs, or other computer prepared information.

       1.8 "Cash Collateral" mean United States legal tender or Cash Equivalents which have been deposited with an Agent.

       1.9 "Cash Equivalents" shall mean United States dollars, securities issued or directly and fully guaranteed or insured by the full faith and credit of the United States government or any agency or instrumentality thereof having maturities of not more than six months from the date of acquisition, certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any Lender or with any domestic commercial bank having capital and surplus in excess of $500,000,000 and a Keefe Bank Watch Rating of "B" or better, repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above, commercial paper having the highest rating obtainable from Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") and in each case maturing within six months after the date of acquisition, investment funds investing substantially all of their assets in securities of the types described in clauses (i)-(v) above and readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P.

       1.10 "Collateral" shall mean, collectively, the Lender Collateral and the Shared Collateral.

       1.11 "Debtors" shall mean, collectively, ACG and ACG Subsidiaries, sometimes being referred to herein individually as a "Debtor".

       1.12 "Equipment" shall mean all of Debtors' present and hereafter acquired machinery, machine tools, motors, equipment, furniture, furnishings, loading facilities, tipples, processing plants and like structures, fixtures, tools, parts, goods (other than consumer goods, farm

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products, or inventory), wherever located, including, any interest of Debtors in any of the foregoing; all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing; provided, that, Equipment shall not include Mobile Equipment.

       1.13 "Excluded Assets" shall mean Mobile Equipment, cash and Cash Equivalents (other than Cash Collateral or proceeds of Shared Collateral) and the coal reserves, fixtures, equipment and specified interests in Real Property listed on Schedule 2 hereto, including, without limitation, the improvements, fixtures, structures, buildings, water treatment facilities and other appurtenances situated thereon or thereunto belonging.

       1.14 "General Intangibles" shall mean all of Debtors' present and future general intangibles and other personal property (including rights under coal supply contracts, coal brokerage agreements and other contract rights, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Permits, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringements claims, computer programs, information contained on computer disks or tapes, literature, reports, catalogs, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), other than goods, Accounts, and Negotiable Collateral.

       1.15 "Governmental Authority" shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

       1.16 "Inventory" shall mean all present and future inventory, wherever located, including, without limitation, all raw materials, work-in-process, and finished and semi-finished inventory of any kind, nature or description, wherever located, including, without limitation, all minerals in whatever form, and including, without limitation, coal, fly ash, bottom ash or other ash, methane, sulfur, sulfur dioxide, and other by-products resulting from the processing of the coal mined by Debtors and other minerals and chemicals resulting from the mining or processing of coal, cast iron fittings, paint, belts and hoses, bolts and nuts, wire and wire products, welding supplies, tools, steel, rope, timber, railroad, spikes, railroad car parts and railroad crane parts, baghouse parts, pump parts, compressor parts, electrical parts, bearings, drills, bits and accessories and other parts and supplies, all wrapping, packaging, advertising and shipping materials, and any other personal property held for sale, exchange or lease or furnished or to be furnished or used or consumed in the business or in connection with the manufacturing, packaging, shipping, advertising, selling or finishing of such goods, inventory, merchandise and other personal property, and all names or marks affixed to or to be affixed thereto for purposes of selling same by Debtors and all right, title and interests therein and thereto; and further including, without limitation, all coal in which Debtors have any interest which has been extracted from the Real

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Property, is in a coal stockpile and is held for sale by Debtors in the ordinary course of business, together with all other present and future goods held for sale by Debtors in the ordinary course of business, wherever located.

       1.17 "Investment Property" shall mean "investment property" as that term is defined in Section 9-115 of the Uniform Commercial Code of the State of New York.

       1.18 "Legal Requirements" shall mean all applicable international, foreign, federal, state, and local laws, judgments, decrees, orders, statutes, ordinances, rules, regulations, or Permits.

       1.19 "Lender Collateral" shall mean all assets and properties of Debtors now existing or hereafter acquired that are subject to the Lien of the Senior Creditor Agreements, other than Shared Collateral.

       1.20 "Lenders" shall mean, collectively, the financial institutions from time to time party to the Loan Agreement and their respective successors and assigns.

       1.21 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

       1.22 "Loan Agreement" shall mean the Loan and Security Agreement dated as of November 21, 1998 by and among certain ACG Subsidiaries, Lenders and Senior Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.23 "Loan Agreement Default" or "Loan Agreement Event of Default" shall have the respective meanings ascribed to the terms "Default" and "Event of Default" in the Loan Agreement.

       1.24 "Mobile Equipment" shall mean all equipment which is mobile, and which is used or useful in connection with the coal mining, extraction, development, construction or environmental remediation activities of Debtors and shall in any event include any of the following, whether such equipment is on wheels, is track mounted or is skid mounted: bulldozers, drills, pans, augers, high wall miners, continuous miners, shuttle cars, root bolters, mobile roof supporters, rock dusters, man trips, scoops, backhoes, shovels, front end loaders, continuous haulage units, underground locomotives, loaders, trailers, trucks, other motor vehicles and other mining, construction, earthmoving or excavating equipment of a similar nature.

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       1.25 "Negotiable Collateral" shall mean all of a Person's present and future letters of credit, notes, drafts, instruments, Investment Property, documents, personal property leases (wherein such Person is the lessor), chattel paper, and the Books relating to any of the foregoing.

       1.26 "Note Collateral Agent" shall mean The Bank of New York, a New York banking corporation in its capacity as Collateral Agent pursuant to the Note Indenture for and on behalf of Note Trustee and the Noteholders and its successors and assigns in such capacity.

       1.27 "Note Default" or "Note Event of Default " shall have the respective meanings ascribed to the terms "Default" and "Event of Default" in the Note Indenture.

       1.28 "Noteholders" shall mean, collectively, the Persons from time to time who are Holders (as defined in the Note Indenture) of any Notes and their respective successors and assigns, being sometimes referred to herein individually as a "Noteholder".

       1.29 "Noteholder Security Documents" shall mean, collectively, the Security Documents (as defined in the Note Indenture as in effect on the date hereof) and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of Note Collateral Agent in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.30 "Note Indenture" shall mean the Indenture dated as of October 1, 1999 relating to the Notes executed by ACG as Issuer, the other Debtors as guarantors and The Bank of New York as trustee, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.31 "Note Obligations" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to Note Collateral Agent, Note Trustee or any Noteholder including principal, interest, charges, fees, premiums, liquidated damages, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under the Operative Note Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Operative Note Agreements or after the commencement of any case with respect to any Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowed or allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Note Collateral Agent, Note Trustee or such Noteholder.

       1.32 "Notes" shall mean, collectively, the 14.25% Second Priority Senior Secured Notes due 2007 (PIK until April 1, 2000) of any series issued under the
Note Indenture, including,

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without limitation, the 14.25% Second Priority Senior Secured Notes issued pursuant to the Public Exchange Offer (as defined in the Note Indenture as in effect on the date hereof), the Secondary Notes (as defined in the Note Indenture as in effect on the date hereof) and the Optional Secured Notes (as defined in the Note Indenture as in effect on the date hereof), and shall include all Rule 144A Global Notes, Definitive Notes, Global Notes, RSTD Global Notes, Regulation S Permanent Global Notes, Regulation S Temporary Global Notes, Restricted Definitive Notes, Restructured Global Notes, Unrestricted Definitive Notes and Unrestricted Global Notes (as each such term is defined in the Note Indenture as in effect on the date hereof), in each case issued by ACG pursuant to the Note Indenture, as the same now exist or may hereafter be modified, supplemented, extended, renewed or replaced.

       1.33 "Note Trustee" shall mean The Bank of New York, a New York banking corporation in its capacity as trustee for and on behalf of the Noteholders under the Note Indenture and its successors and assigns in such capacity.

       1.34 "Operative Note Agreements" shall mean, collectively, the Notes, the
Note Indenture, the Noteholder Security Documents and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of Note Collateral Agent, Note Trustee or any Noteholder in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.35 "Permits" of a Person shall mean all rights, franchises, permits, authorities, licenses, certificates of approval, consents, orders or authorization, including licenses and other authorizations issuable by a Governmental Authority, which purchase to applicable Legal Requirements are necessary to permit such Person lawfully to conduct and operate its business as currently conducted and to own and use its assets.

       1.36 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

       1.37 "Priority Amount" shall mean, in respect of Senior Debt, the aggregate principal amount outstanding up to $55,000,000, plus interest thereon and costs, expenses, fees and other charges related thereto (including, but not limited to, attorneys' fees and legal expenses).

       1.38 "Real Property" shall mean any estates or interests in real property or mineral rights now owned or hereafter acquired by Debtors.

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       1.39 "Real Property Collateral" shall have the meaning set forth in the
Note Indenture as in effect on the date hereof.

       1.40 "Senior Agent" shall mean Foothill Capital Corporation, a California corporation, in its capacity as Agent pursuant to the Loan Agreement for and on behalf of Lenders and its successors and assigns in such capacity.

       1.41 "Senior Creditor Agreements" shall mean, collectively, the Loan Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Debtor or any other person to, with or in favor of Senior Agent or any Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.42 "Senior Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Debtor to Senior Agent and Lenders and/or their respective affiliates or participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under Senior Creditor Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to any Debtor under the U.S. Bankruptcy Code or any similar statute (including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowed or allowable in whole or in part in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Senior Agent or any Lender.

       1.43 "Shared Collateral" shall mean all of Debtors' right, title and interest in and to each of the following: Accounts; Books; Equipment (other than Mobile Equipment); General Intangibles; Inventory; Negotiable Collateral; Investment Property (including, without limitation, all Stock in ACG Subsidiaries); Cash Collateral; Real Property Collateral; any money or other assets of any Debtor that now or hereafter comes into the possession, custody or control of Note Collateral Agent, Note Trustee or any Noteholder; and the proceeds and products, whether tangible or intangible, or any of the foregoing, including proceeds of insurance covering any or all of the Shared Collateral, and any and all Accounts, Books, Equipment, General Intangibles, Inventory, Negotiable Collateral, Real Property, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

       1.44 "Stock" shall mean all shares, options, warrants, interests, participations, interests in limited liability companies or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or nonvoting, including common stock, preferred

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stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

       1.45 "Warrants" shall mean warrants to purchase an aggregate of 3,047 shares of common stock of ACG and issued pursuant to the Exchange and Purchase Agreement, dated October 1, 1999 by and among ACG, ACG Subsidiaries and the purchasers and exchanging noteholders party thereto, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

       1.46 Other Definitions; Construction. All terms defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

       2. SECURITY INTERESTS; PRIORITIES; REMEDIES

       2.1 Acknowledgment of Lien. Senior Agent hereby acknowledges that Note Collateral Agent has been granted Liens upon all of the Shared Collateral pursuant to the Noteholder Security Documents to secure the Note Obligations. Note Collateral Agent, Note Trustee and each Noteholder by accepting a Note hereby acknowledge that Senior Agent has been granted Liens upon all of the Shared Collateral and the Lender Collateral pursuant to the Senior Creditor Agreements to secure the Senior Debt and agree to all of the terms and provisions of this Intercreditor Agreement as the same may be amended from time to time pursuant to its terms. Note Collateral Agent, Note Trustee and the Noteholders have not been granted any Lien upon the assets and properties of any Debtor constituting the Lender Collateral.

       2.2 Priority of Lien. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Agent in any Shared Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Shared Collateral of Senior Agent have and shall have priority over the Liens upon the Shared Collateral of Note Collateral Agent and such Liens of Note Collateral Agent are and shall be, in all respects, subject and subordinate to the Liens of Senior Agent therein to secure the Senior Debt up to the Priority Amount at any one time outstanding. Notwithstanding the Lien subordination provided in this Intercreditor Agreement, although the Note Obligations rank second in priority of security to the Senior Debt, the Note Obligations are not subordinated in right of payment to any indebtedness of Debtors, including the Senior Debt, and rank pari passu with all unsubordinated indebtedness of Debtors.

       2.3 Priority not Affected by Amendments, etc. The respective priorities of the Liens provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Debt

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or the Note Obligations, nor by any action or inaction which any Agent may take or fail to take in respect of the Shared Collateral.

       2.4 Perfection. Subject to Section 3.7 hereof, each Agent shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Agent has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Agents and shall not impose on either Agent any obligations in respect of the disposition of proceeds of foreclosure on any Shared Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other Governmental Authority or any applicable law. None of Note Collateral Agent, Note Trustee or any holder of Note Obligations shall contest the validity, perfection, priority or enforceability of the Liens upon the Shared Collateral of Senior Agent and as between Senior Agent and Note Collateral Agent, Note Trustee and the holders of Note Obligations, the terms of Section
2.11 hereof shall govern the application of Proceeds (as hereinafter defined) even if part or all of the Senior Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise; provided, however, in the event of the entry of a final non-appealable order, judgment or decree of a court of competent jurisdiction that equitably subordinates all or any portion of the Senior Debt to any unsecured indebtedness as result of any intentional act by Senior Agent or the Lenders except for the making by Lenders of loans, advances or other extensions of credit pursuant to the terms of the Senior Creditor Agreements (a "Subordination Event"), Note Collateral Agent, Note Trustee and Noteholders shall not be required to turn over to Senior Agent and Lenders proceeds of Shared Collateral received by Note Collateral Agent, Note Trustee or any Noteholder which, but for the terms of this proviso, would have been payable to Senior Agent pursuant to the terms of this Intercreditor Agreement; provided, further, that the amount of proceeds of Shared Collateral retained by Note Collateral Agent, Note Trustee or any Noteholder shall not exceed the amount of Senior Debt so subordinated. Senior Agent and Lenders shall not contest the validity, perfection, priority or enforceability of the Note Obligations or Liens upon the Shared Collateral of the Note Collateral Agent.

       2.5 Books and Records of Debtors. In the event that either Agent shall, in the exercise of its respective rights under its Agreements, receive possession or control of any books and records of Debtors which contain information identifying or pertaining to any of the property of Debtors in which the other Agent has been granted a Lien, it shall, within a reasonable time, notify the other Agent that it has received such books and records and shall, upon such other Agent's request, make available to the other Agent such books and records for inspection and duplication.

       2.6 Right to Control Collateral. Senior Agent shall have the exclusive right to manage, perform and enforce the terms of the Senior Creditor Agreements with respect to the Shared Collateral and the Lender Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation,

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the exclusive right to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

       2.7 Sales of Shared Collateral. Note Collateral Agent, Note Trustee and each Noteholder by accepting a Note agree that, subject only to the compliance by Debtors with the requirements of the Trust Indenture Act of 1939, as amended (and, prior to the occurrence of a Loan Agreement Event of Default, in compliance with the requirements of the Note Indenture), decisions regarding the sale, transfer or other disposition of Shared Collateral and the exercise of all rights and the taking or refraining from taking of any actions with respect to the Shared Collateral or the Security Documents shall be made by Senior Agent pursuant to the Senior Creditor Agreements and applicable law and Note Collateral Agent shall be deemed to have consented to each such sale, transfer of other disposition by Senior Agent, Lender, any of their respective agents or any Debtor with the consent of Senior Agent or Lenders and the exercise or taking or refraining from taking of any such action and released or otherwise terminated its Lien on such Shared Collateral so sold, transferred or disposed of upon such sale, transfer or other disposition. Promptly upon written request therefor from Senior Agent, Note Collateral Agent shall execute and deliver to Senior Agent such instruments, agreements and documents (including, without limitation, Uniform Commercial Code Form UCC-3 releases (or similar documents) and releases or discharges of mortgages and deeds of trust) as may be necessary, appropriate or desirable to evidence or effectuate such release, termination and consent. Note Collateral Agent, Note Trustee and Noteholders by accepting the Notes hereby agree that all such sales, transfers or other dispositions and all such decisions shall be conclusive and binding on Note Collateral Agent and Noteholders; provided, that Senior Agent's exercise of rights or such sale, transfer of other disposition by Senior Agent of Shared Collateral is made in a commercially reasonable manner. Any Proceeds received by Senior Agent or Lenders in connection with any such sale, transfer or other disposition of Shared Collateral shall be applied in accordance with the terms of Section 2.11 hereof. Nothing in this Section 2.7 shall constitute a waiver of any Note Default or Note Event of Default or shall restrict the right of Note Collateral Agent, Note Trustee or Noteholders to give notice of any Note Event of Default or acceleration under the Note Indenture as provided therein on account of any breach of any of the Operative Note Agreements.

       2.8 Exercise of Remedies by Note Collateral Agent. Note Collateral Agent, Note Trustee and each Noteholder by accepting a Note agree that, unless all of the Senior Debt is subject to a Subordination Event, until the Senior Debt has been paid in full in cash and the Senior Creditor Agreements terminated, except with the prior written consent of Senior Agent, notwithstanding any rights or remedies available to Note Collateral Agent, Note Trustee or the Noteholders under any of the Operative Note Agreements, applicable law or otherwise, none of Note Collateral Agent, Note Trustee or Noteholders will, directly or indirectly, seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Shared Collateral or assert any claim or interest therein (including, without limitation, by setoff or notification of account debtors), prior to the occurrence of a Note Event of Default based on the failure by Debtors to make payment when due of any Note Obligations, commence any action or proceeding against any Debtor or any of its property under the U.S. Bankruptcy Code or any state insolvency law or similar present or future statute, law or regulation or proceeding for voluntary liquidation, dissolution or other winding up of any Debtor's business, or appointment of any trustee, receiver or liquidator for any Debtor or any part of any Debtor's property or assets for the benefit of creditors or any marshaling of assets of any Debtor or exercise any rights to setoff, recoupment, counterclaim or deduction against any of the Lender Collateral or the Shared Collateral or any proceeds thereof; provided, however, nothing herein shall prevent Note Collateral Agent, Note Trustee or the Noteholders from taking any action that is necessary to preserve their claims or priority of Liens or secured status, including the filing of a proof of claim and appearing in any proceeding.

       2.9 Collateral to be Held in Trust. In the event that for any reason Note Collateral Agent, Note Trustee or any agent or representative of either of them at any time receives any proceeds of Lender Collateral or Shared Collateral or Senior Agent or any agent or representative of Senior Agent at any time receives any proceeds of Shared Collateral, such proceeds shall be subject to the priorities established in Section 2.2 hereof. In the event that Note Collateral Agent, Note Trustee or any agent or representative of either of them at any time receive any proceeds from the sale or other disposition of or realization upon any of the Lender Collateral or Shared Collateral, such person shall hold the same in trust, as trustee for the benefit of Senior Agent and Lenders, segregated from other funds and property of such person and shall promptly deliver or remit the same to Senior Agent (together with any endorsement or assignment of such person where necessary). In the event that Senior Agent or any agent or representative of Senior Agent at any time receives any proceeds from the sale or other disposition of or realization upon any Shared Collateral after the repayment and satisfaction in full of the Senior Debt and the termination of the Senior Creditor Agreements, such person shall hold the same in trust, as trustee for the benefit of Note Collateral Agent and Note Trustee, segregated from other funds and property of such person and shall promptly deliver or remit the same to Note Collateral Agent (together with any endorsement or assignment of such person where necessary). Any Proceeds shall be held by Senior Agent or any agent or representative of Senior Agent in trust and shall be applied as set forth in Section 2.11 hereof.

       2.10 Right to Cure. Senior Agent shall have the right, within any cure period applicable thereto pursuant to the terms of the Operative Note Agreements, but not any obligation, to cure any Event of Default under the Operative Note Agreements for the account of Debtors. In no event shall Senior Agent or Lenders, by virtue of the payment of amounts or performance of any obligation required to be paid or performed by Debtors, be deemed to have assumed any obligation of Debtors to Note Collateral Agent, Note Trustee or the Noteholders or any other person.

       2.11 Application of Proceeds.

              (a) Except as otherwise expressly provided in Section 2.4, any and all amounts actually received by Senior Agent or Note Collateral Agent in connection with the enforcement of any of their respective rights in and to the Shared Collateral, including the proceeds of any collection, sale or disposition of, or other realization upon, the Shared Collateral or any portion thereof (collectively, the "Proceeds"), shall be applied as follows:

              First, to the payment and satisfaction in full of all outstanding Senior Debt up to the Priority Amount in accordance with the terms of the Senior Creditor Agreements, and

              Second, ratably to the payment and satisfaction of the Senior Debt and the Note Obligations in accordance with the respective terms of the Senior Creditor Agreements and the Operative Note Agreements, and

              Third, upon payment and satisfaction in full of the Senior Debt and termination of the Senior Creditor Agreements, to Note Collateral Agent, in respect of the obligations under the Note Indenture, the Notes and the other Operative Note Agreements.

              (b) At such time as any Proceeds are given over to Note Collateral Agent by Senior Agent, Senior Agent shall deliver to Note Collateral Agent a written accounting of the amount of Proceeds actually received by Senior Agent as of the date of such statement and the application thereof.

       2.12 No Liability for Loans. If Senior Agent or Lenders should honor a request by Debtors for a loan, advance or other financial accommodation under the Senior Creditor Agreements, whether or not Senior Agent or Lenders have knowledge that honoring such request would result in a Note Default or Note Event of Default under the Operative Note Agreements, in no event shall Senior Agent or Lenders have any liability whatsoever to Note Collateral Agent, Note Trustee or the Noteholders as a result of such breach, and without limiting the generality of the foregoing, Note Collateral Agent agrees that Senior Agent and Lenders shall not have any liability for tortious interference with contractual relations or for inducement by Senior Agent or Lenders of Debtors to breach of contract or otherwise. Nothing contained in this Section 2.12 shall limit or waive any right that Note Collateral Agent or Note Trustee has to enforce any of the provisions of the Operative Note Agreements against Debtors.

       2.13. Effect of Repayment of Senior Debt. Upon the termination of Lenders' commitments under the Senior Creditor Agreements and the payment in full in cash of the then outstanding Senior Debt, (a) Note Collateral Agent and the Noteholders shall be permitted to exercise and enforce all of their rights and remedies as a creditor under the Operative Note Agreements, applicable law or otherwise without regard to Sections 2.6, 2.7 or 2.8 hereof; provided, that,
(i) Senior Agent shall maintain its Lien upon the Shared Collateral and the priority thereof as set forth in Section 2.2 hereof, (ii) all Proceeds received by Note Collateral Agent shall be subject to the priorities established in
Section 2.2 hereof and shall be paid over to Senior Agent and held and applied in accordance with Sections 2.9 and 2.11 hereof and (iii) Senior Agent may retain the Proceeds received by it as cash collateral in such amount as it may determine in its good faith judgment to be necessary to secure any unpaid Senior Debt, including, without limitation, any contingent liabilities of Debtors to Senior Agent or Lenders arising out of or relating to the

Senior Creditor Agreements or the Senior Debt known to Senior Agent or any Lender at the time of receipt of such Proceeds, and (b) Section 3.6 hereof shall have no further force or effect.

       3. MISCELLANEOUS

       3.1 Representations and Warranties.

              (a) Note Collateral Agent and Note Trustee represent and warrant to Senior Agent that:

                     (i) the execution, delivery and performance of this Intercreditor Agreement by Note Collateral Agent and Note Trustee are within the powers of each of them, as to Note Collateral Agent in its capacity as collateral agent for Note Trustee and the Noteholders and as to Note Trustee in its capacity as trustee for the Noteholders, have been duly authorized by Note Collateral Agent and Note Trustee and do not contravene any law, any provision of the Note Indenture or any other Operative Note Agreements or any agreement to which any of Note Collateral Agent or Note Trustee is a party or to which it is bound;

                     (ii) Note Collateral Agent as collateral agent for and on behalf of the Note Trustee and Noteholders has not been granted and does not hold any Liens upon the assets and properties of Debtors, except to the extent of Liens on the Shared Collateral granted by Debtors to Note Collateral Agent pursuant to the Operative Note Agreements; and

                     (iii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Note Collateral Agent and Note Trustee, enforceable in accordance with its terms and binding upon each of them.

              (b) Senior Agent hereby represents and warrants to each of Note Collateral Agent and Note Trustee that:

                     (i) the execution, delivery and performance of this Intercreditor Agreement by Senior Agent are within the powers of Senior Agent as agent for Lenders, have been duly authorized by Senior Agent and do not contravene any law, any provision of the Senior Creditor Agreements or any agreement to which Senior Agent is a party or by which it is bound;

                     (ii) Senior Agent for and on behalf of Lenders has not been granted and does not hold any Liens upon the assets and properties of Debtors, except to the extent of Liens on the Collateral granted by Debtors to Agent and Lenders pursuant to the Senior Creditor Agreements; and

                     (iii) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Senior Agent, enforceable in accordance with its terms and shall be binding on it.

       3.2 No Marshaling. Note Collateral Agent hereby waives any and all rights to have any Collateral or any part thereof granted to Senior Agent marshaled upon any foreclosure or other disposition of such Collateral by Senior Agent or Debtors with the consent of Senior Agent.

       3.3 Amendments. Any waiver, permit, consent or approval by any Agent of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.

       3.4 Successors and Assigns.

              (a) This Intercreditor Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each Agent and their respective successors, and assigns.

              (b) Senior Agent, on behalf of Lenders, reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt, and the Collateral securing the Senior Debt; provided, that, Note Collateral Agent shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through the Senior Agent. In connection with any participation or other transfer or assignment, Senior Agent (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Agent now or hereafter may have relating to Debtors or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement.

              (c) In connection with any assignment, transfer, refinancing, replacement or substitution of any or all of the Senior Debt or Note Obligations, as the case may be, or any or all rights of any Agent in the property of Debtors (other than pursuant to a participation), each Agent agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or replaces any or all of Lenders' or the Noteholders' financing of Debtors, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means or vehicle.

              3.5 Insolvency. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against any Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Debtor shall be deemed to apply to a trustee or trustees for such Debtor as debtor-in-possession. The relative rights of Senior Agent and Note Collateral Agent to repayment of the Senior Debt and the Note Obligations, respectively, and in or to any distributions from or in respect of Debtors or any

Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, such Debtor as debtor-in-possession.

       3.6 Bankruptcy Financing. Subject to Section 2.13 hereof, if any Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if Senior Agent or any Lender desires to permit the use of cash collateral or to provide financing ("DIP Financing") to such Debtor under either Section 363 or
Section 364 of the U.S. Bankruptcy Code, Note Collateral Agent agrees no objection will be raised by Note Collateral Agent or any of the Noteholders to any such financing or use of cash collateral on the ground of a failure to provide "adequate protection" for Note Collateral Agent's junior Liens on the Shared Collateral, provided, that, Note Collateral Agent retains a Lien on the post-petition Shared Collateral with the same priority as existed prior to the commencement of the proceeding under the U.S. Bankruptcy Code and the aggregate principal amount of such DIP Financing plus the aggregate principal amount of all pre-petition Senior Debt shall not exceed $55,000,000. Nothing in this
Section 3.6 shall prohibit Note Collateral Agent from asserting its rights with respect to a sale of Shared Collateral by Debtors pursuant to Section 363 of the Bankruptcy Code outside of the ordinary course of business. Senior Agent shall provide Note Collateral Agent notice in respect of any such proceeding under the U.S. Bankruptcy Code in accordance with the requirements of the U.S. Bankruptcy Code and the Federal Rules of Bankruptcy Procedure or with such other notice as is authorized by court order.

       3.7 Notices of Default, Acceleration and Enforcement. Each Agent shall give the other Agent concurrently with the giving thereof to Debtors, (a) a copy of any written notice by such Agent (or the Note Trustee with respect to Note Collateral Agent) of either a default or an event of default under its Agreements, or written notice of acceleration or demand for payment from Debtors, and (b) any written notice sent by an Agent (or Note Trustee with respect to Collateral Note Trustee) to Debtors at any time an event of default under such Agent's Agreements exists stating such Agent's intention to exercise any of its enforcement rights or remedies, including written notice pertaining to any foreclosure on any of the Shared Collateral or other judicial or non-judicial remedy in respect thereof, and any legal process served or filed in connection therewith; provided, that, the failure of any party to give notice as required hereby shall not affect the relative priorities of Agents' respective Liens as provided herein or the validity or effectiveness of any such notice as against Debtors.

       3.8 Bailee for Perfection. Each Agent hereby appoints the other as agent and bailee for the purpose of protecting their respective Liens in and on any of the Shared Collateral which may at any time be in its possession during the term of this Intercreditor Agreement; provided, that, neither Senior Agent nor Note Collateral Agent shall have any duty to protect or preserve any rights pertaining to any of the Shared Collateral in its possession and each Agent and Note Trustee hereby waives and releases the other Agent and Note Trustee from all claims and liabilities at any time arising pursuant to the role of the other Agent as agent and bailee with respect to the Shared Collateral in its actual possession, except for the gross negligence or wilful misconduct of such other Agent as determined pursuant to a final non-appealable order of a court of competent jurisdiction. Each Agent shall hold any Shared Collateral in its possession segregated from other funds and property of such person and shall promptly deliver or remit such Shared Collateral to the other Agent (together with any endorsement or assignment of such person where necessary) promptly upon request thereof from Debtors.

       3.9 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section 3.9):

       To Senior Agent:       Foothill Capital Corporation
                              11111 Santa Monica Boulevard
                              Suite 1500
                              Los Angeles, California 90025-3333
                              Attention:  Business Finance
                                          Division Manager
                              Fax No. (310) 470-9788

              and to:         Foothill Capital Corporation
                              60 State Street
                              Suite 1150
                              Boston, Massachusetts 02109
                              Attention: Loan Portfolio Manager
                              Fax No.: (617) 523-1697

       To Note                The Bank of New York
       Collateral Agent:      One State Street, 10th Floor
                              New York, New York 10004
                              Attention: Steve Giurlando
                              Fax No.: (212) 815-5915

Either Agent may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Agent in conformity with this Section 3.9, but such change shall not be effective until notice of such change has been received by the other Agent.

       3.10 Legend on Notes. The Notes shall bear a conspicuous legend to the following effect:

              THE LIENS AND SECURITY INTERESTS IN THE COLLATERAL SECURING THE INDEBTEDNESS EVIDENCED BY THIS NOTE ARE SUBORDINATE TO THE LIENS AND SECURITY INTERESTS SECURING THE SENIOR SECURED INDEBTEDNESS (AS DEFINED BELOW), AS MORE FULLY SET FORTH IN THE INTERCREDITOR AGREEMENT (AS DEFINED BELOW). ANY HOLDER OF THIS INSTRUMENT SHALL BE DEEMED TO BE BOUND BY, AND SUBJECT TO, THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.

       3.11 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

       3.12 Governing Law. The validity, construction and effect of this Intercreditor Agreement shall be governed by the laws of the State of New York.

       3.13 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT.

       3.14 Complete Agreement. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

       3.15 No Third Parties Benefitted. Except as expressly provided in Section 3.4, this Intercreditor Agreement is solely for the benefit of the Agents, Lenders, Note Trustee and Noteholders and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

       3.16 Disclosures; Non-Reliance. Each of Agents, Lenders, Note Trustee and Noteholders have the means to be, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtors and no Agent shall have any obligation or duty to disclose any such information to any other Agent. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Note Obligations or

Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) Debtors title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

       3.17 Term. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Senior Debt and the termination of the Senior Creditor Agreements.

       IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.


                                      FOOTHILL CAPITAL CORPORATION,
                                        as Agent

                                      By: /s/ Anthony Aloi
                                          ---------------------------

                                      Title: Vice President
                                             ------------------------


                                      THE BANK OF NEW YORK,
                                        as Collateral Agent

                                      By: /s/ JoAnn Manieri
                                          ---------------------------

                                      Title: Assistant Vice President
                                             ------------------------

AGREED TO AND ACKNOWLEDGED:


THE BANK OF NEW YORK,
  as Trustee

By: /s/ JoAnn Manieri
    ----------------------------

Title:  Assistant Vice President
       -------------------------

       Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its respective signature below, each of the undersigned agrees that it will, together with its respective successors and assigns, be bound by the provisions hereof.

       Each of the undersigned agrees that any Agent holding Shared Collateral does so as bailee (under the New York UCC) for the other and Note Collateral Agent is hereby authorized to and may turn over to Senior Agent upon request therefor any such Shared Collateral. Each of the undersigned further agrees that after all obligations and indebtedness of the undersigned in respect of the Senior Debt to the Senior Agent and Lenders have been fully paid and performed Senior Agent is hereby authorized to and shall turn over to Note Collateral Agent upon written request therefor any Shared Collateral held by it (except for any Shared Collateral that may be subject to any Replacement Credit Facilities that may then be in existence).

       Each of the undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement and nothing therein shall be deemed a waiver or modification of any terms or conditions of the Operative Note Agreements, (ii) in the event of a breach by any of the undersigned or Note Collateral Agent of any of the terms and provisions contained in the foregoing Intercreditor Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements and (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of any Agent to effectuate the provisions and purposes of the foregoing Intercreditor Agreement. No provision of the Intercreditor Agreement shall release the undersigned from any of their obligations under any of the Operative Note Agreements.


                                      ANKER COAL GROUP, INC.

                                      By: /s/ BRUCE SPARKS
                                          ---------------------------

                                      Title: President
                                             ------------------------


                                      ANKER GROUP, INC.

                                      By: /s/ BRUCE SPARKS
                                          ---------------------------

                                      Title: President
                                             ------------------------


                                      ANKER ENERGY CORPORATION

                                      By: /s/ BRUCE SPARKS
                                          ---------------------------
                                      Title: President
                                             ------------------------

                                      BRONCO MINING COMPANY, INC.

                                      By: /s/ BRUCE SPARKS
                                          ---------------------------
                                      Title: President
                                             ------------------------


                                      ANKER POWER SERVICES, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      ANKER WEST VIRGINIA MINING COMPANY

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      JULIANA MINING COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      KING KNOB COAL CO., INC

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      VANTRANS, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------

                                      MELROSE COAL COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      MARINE COAL SALES COMPANY

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      HAWTHORNE COAL COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      UPSHUR PROPERTY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      HEATHER GLEN RESOURCES, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      NEW ALLEGHENY LAND HOLDING
                                        COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------

                                      PATRIOT MINING COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      VINDEX ENERGY CORPORATION

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      ANKER VIRGINIA MINING COMPANY, INC.

                                      By: /s/ B. JUDD HARTMAN
                                          ---------------------------
                                      Title: Secretary
                                             ------------------------


                                      SIMBA GROUP INC.

                                      By: /s/ BRUCE SPARKS
                                          ---------------------------
                                      Title: President
                                             ------------------------

                                   SCHEDULE 1
                                       TO
                             INTERCREDITOR AGREEMENT
                 BETWEEN FOOTHILL CAPITAL CORPORATION, AS AGENT
                                       AND
                    THE BANK OF NEW YORK, AS COLLATERAL AGENT

                     Subsidiaries of Anker Coal Group, Inc.

                                Anker Group, Inc.
                            Anker Energy Corporation
                           Bronco Mining Company, Inc.
                           Anker Power Services, Inc.
                       Anker West Virginia Mining Company
                          Juliana Mining Company, Inc.
                            King Knob Coal Co., Inc.
                                 Vantrans, Inc.
                           Melrose Coal Company, Inc.
                            Marine Coal Sales Company
                          Hawthorne Coal Company, Inc.
                              Upshur Property, Inc.
                           Health Glen Resources, Inc.
                    New Allegheny Land Holding Company, Inc.
                          Patriot Mining Company, Inc.
                            Vindex Energy Corporation
                    Anker West Virginia Mining Company, Inc.
                                Simba Group Inc.